Receivables and Payables	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Receivables and Payables

Note 12 – Receivables and Payables

A.	Trade receivables, net:

	December 31
	2025	2024
	NIS in thousands
Open accounts *	25,419	53,735
Credit cards receivable	2,736	5,861
Provision for doubtful debts	(6,978)	(7,750)
	21,177	51,846

*	For additional information, please see Note 13A(2) regarding factoring.

During 2024, due to significant deterioration in the relationship, which was impacted by the war and the damages to the southern facility with one of its customers, who is also a business partner, which included the termination of the partnership (See Note 8D)- the company recorded a specific provision for expected credit loss which was based on a comparative benchmarking analysis with the impairment rate of impaired debts used by non-bank credit institutions and included the examination of the total past-due amounts, including their collaterals, other guarantees and their legal stand.

Following the process of restructuring proceedings filed to the court, the Company recorded an additional impairment.

B.	Other receivables:

	December 31
	2025	2024
	NIS in thousands
Institutions (A)	122,814	78,458
Prepaid expenses	1,137	1,507
Prepayments to suppliers	4,366	4,501
Loans to non-related parties, net (B)	6,169	40,857
Receivables revenue	608	608
Loans to related parties	428	614
Others	3,274	8,115
	138,796	134,660

Intercure Ltd.
Notes to the Consolidated Financial Statements

Note 12 – Receivables and Payables (Cont.)

(A)	As of December 31, 2025, and 2024 the Company received cumulative advance payments for compensation from the Israeli Tax authorities due to damage caused by the ar to the southern facility in a total amount of NIS 83 million and NIS 63 million, respectively.

The institutions balance as of December 31, 2025 and 2024, contains the additional compensation that the Company has reasonable assurance to receive from the Israeli Tax authorities, which is based on the Company and its advisors estimates, at an amount of NIS 114 million and NIS 62 million, respectively.

Generally, compensation received in respect of damage (such as loss of inventory) is recorded in cost of revenue and compensation received in respect of loss of revenue is recorded in other income.

As a result, the Company recorded in 2025 and 2024 other income in the amount of NIS 72 million and NIS 36 million, respectively.

The Company recorded in 2024 cost of revenue in the amount of NIS 7 million. See also Note 1(B)1 and Note 19(D)A.

(B)	The balance as of December 31, 2025, is comprised mainly of debts and loans provided to non-related parties as part of mergers and acquisitions processes which did not materialize and were not completed, net of respective provision for impairment. Debts and loans of approximately NIS 60 million includes Better transaction (see Note 16B(2)), SPAC transaction and additional transactions (uncompleted acquisition processes) which are in dispute. The Company examined the total debts and loans, including its collaterals, other guarantees and its legal stand and recorded a provision for impairment in a total amount of NIS 49.5 million, see also other expenses in Note 19D.

During 2025, following Bazelet’s request for a stay of proceedings in court due to a restructuring process, the Company recorded an additional impairment provision.

Balance before provision for impairment	60,170
Provision for impairment	(49,594)
Balance after provision for impairment	10,576
classified as short term receivables	6,169
classified as long term receivables	4,407

C.	Other payables:

	December 31
	2025	2024
	NIS in thousands
Accrued expenses	11,142	8,682
Institutions	13,089	16,562
Payroll and related liabilities	6,125	5,665
Short term lease liability	4,262	4,789
Contingent liability	1,558	3,670
Others	7,277	2,441
	43,453	41,809

Intercure Ltd.
Notes to the Consolidated Financial Statements